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                                                                   EXHIBIT 10.29

                                                                       EXHIBIT A

                                 AMENDMENT NO. 8
                                     TO THE
                  STEWART ENTERPRISES EMPLOYEE RETIREMENT TRUST
                     (A PROFIT SHARING PLAN) TRUST AGREEMENT

      WHEREAS, Stewart Enterprises, Inc. (the "Company") sponsors the Stewart Enterprises Employee Retirement Trust (A Profit Sharing Plan) Trust Agreement (the "Plan"), which was originally adopted January 1, 1981, and has been amended from time to time;

      WHEREAS, Section 15.1 of the Plan provides that the Plan can be amended by the Company or the Administrative and Investment Committee of the Plan; and

      WHEREAS, it is the desire of the Company to amend the Plan to change the disposition of forfeitures by participants who are not fully vested;

      NOW, THEREFORE, the Plan is hereby amended as follows, effective January 1, 2004:

      Section 9.7, FORFEITURES, is amended and restated to read as follows:

      9.7 FORFEITURES If a Participant has separated from Service, any balance in the account of the Participant to which he or she is not entitled under the foregoing provisions, shall be forfeited. A forfeiture may only occur if the Participant has received a distribution from the Plan or if the Participant has incurred five consecutive one-year Breaks in Service. Furthermore, a Highly Compensated Employee's Matching Employer Contributions may be forfeited, even if vested, if the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. Forfeitures shall be used to offset administrative expenses of the Plan or to offset Employer Contributions under Article III of the Plan.

                                     * * * *

      THUS DONE AND SIGNED in Jefferson, Louisiana on the 29th day of December, 2004, in the presence of the undersigned competent witnesses.

                                        STEWART ENTERPRISES, INC.

                                        BY: /s/ PHILIP G. SPRICK
________________________________          ----------------------
Witness                                      Philip G. Sprick
                                             Senior Administrative Officer and
________________________________             Chairman, Plan Administrative and
Witness                                      Investment Committee